SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: JANUARY 29, 2004

                                TELS CORPORATION
                ------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         UTAH                             0-12993               87-0373840
         ----                             -------               ----------
 (STATE OR OTHER JURISDICTION OF      (COMMISSION FILE        (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)              NO.)           IDENTIFICATION NO.)


               1750 YANKEE DOODLE ROAD, SUITE 202, EAGAN, MN 55121
          -------------------------------------------------------------
          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)


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                  INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On January 28, 2004, pursuant to two separate share exchange agreements, we acquired all of the issued and outstanding common stock of both Hampton & Hampton, P.A. Inc. and Pathway Advisors, Inc. We issued a total of six million shares of our common stock (3 million shares each to Von Hampton and 3 million shares to Heith Hampton) in connection with each of these acquisitions. Von Hampton and Heith Hampton are brothers.

Pathway Advisors is focused on introducing investment banking relationships to prospective clients, identifying, structuring, brokering and financing various investment opportunities for its clients. Fees are received in the form of equity participations and fees for services rendered. Heath H Hampton serves as president of Pathway. Pathway is located in Topeka, Kansas.

Hampton & Hampton is a multi-service accounting firm with five branch offices located in the State of Kansas specializing in individual and business tax return preparation, tax planning strategies, and accounting for small business owners.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

We will provide the financial statements required by paragraph (a) of Item 7 of Form 8-k promulgated by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), if any such information is required on a Form 8-K/A within 60 days of the date that this initial report on Form 8-k is required to be filed with the Commission.

         (B)      PRO FORMA FINANCIAL INFORMATION.

We will provide the pro forma financial information required by paragraph (b) of
Item 7 of Form 8-k promulgated by the Commission pursuant to the Exchange Act, if any such pro forma financial information is required, on a Form 8-K/A within 60 days of the date that this initial report on Form 8-k is required to be filed with the Commission.


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EXHIBIT INDEX

         (C)      EXHIBITS.

                    2.1 Share Exchange Agreement entered into between Tels Corporation and Hampton & Hampton, P.A.

                    2.2 Share Exchange Agreement entered into between Tels Corporation and Pathway Advisors, Inc.

                    10.1 Employment Agreement between Hampton & Hampton, P.A.
                         and Von Hampton

                    10.2 Employment Agreement between Pathway Advisors, Inc. and
                         Heith Hampton

                    10.3 Employment Agreement between Strategic Futures and
                         Options, Inc. and Ron Wolfbauer

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                TELS CORPORATION

                                                   /s/ RONALD WOLFBAUER, JR.
                                                   -------------------------
                                                   BY: Ronald Wolfbauer, Jr.

DATED: THIS 29TH DAY OF JANUARY 2004